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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 26, 1999 included in Roberts Realty Investors, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                    /s/  Arthur Andersen LLP

Atlanta, Georgia
July 1, 1999